Ohio National Fund, Inc.	June 21, 2013

Small Cap Growth Portfolio

Supplement to Summary Prospectus Dated May 1, 2013

Under the section “Management,” information regarding Chad Meade and Brian A. Schaub is deleted and replaced with the following:

Jonathan D. Coleman, Co-Chief Investment Officer of Janus, has co-managed the Portfolio since May 2013. Maneesh Modi, a Co-Portfolio Manager at Janus, has co-managed the Portfolio since May 2013.